UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of Registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: April 30, 2012

Date of reporting period: April 30, 2012

Item 1.	Reports to Stockholders.

Annual Report April 30, 2012

The Advisors' Inner Circle Fund

CAMBIAR INVESTORS

manager for all seasons

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2012

The Funds file their complete schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-777-8227; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS

Cambiar Investors, LLC

Shareholder Letter

April 30, 2012

Dear Investor:

Market Discussion

Global equity markets were volatile and generally lost value in the fiscal year ended April 30th, 2012. Though corporate profits in the U.S. have continued to rise sharply since the 2007-09 recession ended, stock markets have accorded increasingly lower multiples to such earnings and cash flows. A series of external economic threats to sustained profits and economic confidence has been the main engine behind the persistent multiple compression; increasingly implausible government debt dynamics and political paralysis chief among these concerns. Notwithstanding, U.S. stock indexes generated fractional gains or were flattish, as the strong profit growth managed to offset the lower multiples. Outside the U.S., economic and corporate earning performances have not been so robust, largely owing a dismal state of economic affairs in Europe and Japan, and to a slower rate of growth in emerging markets. Most international equity markets generated substantial bear market losses of 25% to 40% from April 2011 through early October 2011 as the malaise set in, then rallied decently from the early October lows to February of 2012, and then went back into full retreat mode which is unabated as of this writing. Major international markets such as Japan, France, Spain, and Italy, have seen their primary stock indexes fully retrace the gains off the 2009 global equity lows. Confidence is in short supply out there, to put it mildly, while frustration is in abundance. An exceptional degree of global stock market correlation ranks highly among the many frustrations experienced by investors in the last 12 months; during the swoon and rally, global markets moved in near lockstep with each other on a daily basis — blunting the value of portfolio diversification, and making investment timing decisions as much of a market call as anything else.

To a large extent, the stock market has been a side show in comparison to the real action in government bonds. In the “haven” nations (the United States, Germany, Japan, Switzerland, the U.K., and to a lesser extent other small Northern European nations), yields on state-backed bonds fell to infinitesimal levels; rates at or below 2% on 10-year bonds have been the norm rather than the exception, and rates are close to the 0% bound for shorter durations. The demand for haven paper and currencies became so pronounced that one of the haven-iest of the havens, Switzerland, was forced to peg its currency to the Euro and print unlimited Swiss Francs to prevent a massive

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS

rise in its currency and an associated loss of global competitiveness of its industries. Perhaps more impressively, in late 2011 the 400 year old Bank of England sold bonds and bills at interest rates below any previously experienced in its four century history. Yields have plunged, bonds have generated spectacular returns for their investors, and remain wildly popular as measured by mutual fund flows, notwithstanding the very low yields at all durations and limited mathematical upside that remains. Away from the haven-nation bond show, the bonds of the not-so-safe nations have been poor performers, with yields in major developed nations such as Italy and Spain rising to rates more consistent with junk bonds than sovereign entities. This has raised existential questions about the longevity of the Euro currency zone, a subject that one would have needed to reside under a rock not to have heard more than an earful about. If nations that are part of a single unified monetary regime and economic zone fund themselves at wildly different interest rates — what sort of union is this exactly? We will likely receive an answer to this basic question very soon.

The up swell in the value of haven-nation bonds went into high gear immediately following the downgrade of the United States’ credit rating from AAA to AA+ by rating agency Standard and Poor’s in August 2011. Counterintuitively, the market quickly looked past this action at the value of what is still effectively assured repayment in U.S. dollars — because our central bank can just print them — and concluded this was far better than many other investment alternatives. Similar events took place in the bond markets of the U.K., Switzerland, Japan, and Germany, the latter as a proxy for a possible return of the Deutschemark in the event the Euro fails. Following the downgrade in early August, stock markets plunged, bounced violently, and eventually recovered some of the lost value. Since that time, rating agencies have been active stripping many nations of their vaunted AAA status as zero-risk credits. Whereas 12 months ago, about 50% of the global sovereign bond market by value was AAA-rated, today it is just 10%. And yet bond yields have fallen to levels that would have seemed laughably implausible just a few years ago.

The plunge in bond yields, the up/down/up/down leading to mostly down in stock markets, and the plunge in many of our stock holdings and correspondent valuations all point to something that isn’t very good; namely, a deterioration in global growth prospects. Bond pricing tends to be a function of simple math and repayment priorities — there isn’t a lot of nuance to it. In this simplicity, there is often a blunt message: put simply, sub-2% yields on longer maturity bonds imply a wide-ranging lack of growth and growth capacity in developed nations, with longer term deflation a very real threat. Maybe the threat is overstated, but the message is clear.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS

What this means for stock picking and portfolio construction is a challenge the likes of which our 40-year old investment management company has never experienced before.

Yields at the Zero Bound Make Valuation Forecasts Problematical

For a roughly four decade span, Cambiar’s playbook in terms of stock selection has been relatively uncomplicated. We engage in some form of well-reasoned forward multiple projection. This involves looking for companies whose business characteristics and prospects we generally like, and yet the valuation of investment target has compressed relative to peers and to its own history. If we feel there is a strong fundamental investment case, and that the reasons for the recent valuation compression are either overstated or transitory, then some improvement in the valuation can be expected to occur, bringing the investment candidate back in line with prior norms. As a generic example, we might identify “ABC” industrial company, whose current P/E multiple stands at 10x current year forward earnings, but which has a longer term average of about 15x earnings. If earnings grow 15% in the next two years and the valuation merely reverted to 90% of the long term average (or 13.5x), then we could hope for a roughly 50% gain in the stock if we are on target in the financial forecast and the valuation mean reverts to some extent. That’s the basic play.

But with growth expectations falling considerably, as is embedded in current bond yields, the market doesn’t believe in the reliability of forward earnings forecasts. The market doesn’t have a lot of confidence that current pricing conditions may hold either, leading to potential margin compression and lower earnings yet. If the market is not confident in either future earnings forecasts or even the sustainability of current levels of profitability, company ABC’s seemingly very reasonable 10x P/E multiple can very quickly become 9x or 8x... or worse. And if yields under 2% for long-term bonds constitute a “good deal” for bondholders because future economic vitality will be so poor, indeed earnings sustainability may be challenged. As this psychology begins to take hold in stocks, whether it is eminently justified by economic fundamentals or if it exaggerates reality, the fact of the matter is our basic playbook does not appear to work very reliably. Uncertainty, especially uncertainty blended with deep fears of a financial system rupture in Europe and recent memory of the same in the U.S., is anathema to multiples. In past bear markets, such as 2000-2002, or 1990-91, we have weathered the storm rather well by cowering in lower multiple, lower valuation risk businesses with reasonable success. In the current malaise, personified by 0% yields on bonds, lower multiples provide little defensive cushioning.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS

We have been contending with this kind of reasoning ever since the end of the 2007-2009 Great Recession in the U.S., with a variety of narratives explaining why profitability would endemically disappoint. It is worth pointing out the pessimists have generally been wrong on this topic. Since early 2009, Cambiar Investors LLC has maintained a fairly consistent global and U.S.-specific economic view that served well in terms of investment performance and corporate/industrial developments. We believed that once the recessionary and occasionally depressionary financial forces that prevailed in 2007-2009 abated, the global business cycle was poised to reassert itself. Given the magnitude of the economic contraction that occurred in the 2007-2009 Great Recession, the starting point for this cycle was unusually low and followed an unusually long contraction, positioning a great many businesses for much better than average cyclical gains and the duration associated with a positive economic and business cycle. For about two and a half years, that view of things was highly accurate and informative, as corporate profits surged and a great many stocks left for dead in the wake of the market crash in 2008 rebounded accordingly. Our view was both accurate and contrarian, at least relative to a shell-shocked marketplace, and we performed quite well across the Cambiar Funds.

But since that first part of August 2011, it has been a much different affair. Markets are discounting mechanisms, and they are discounting a very challenging future. It is a view of things that we frankly have had a tough time getting our heads around — not so much the notion that there would be challenges in the future and that governments would struggle to achieve balanced budgets, to shrink entitlements, etc… — but that already battle-tested corporations with excellent balance sheets and demonstrated earnings power would be deemed so unlikely to continue to be successful. At the core of this macro-malaise are deep suspicions about debt-dynamics in developed nations, most prominently in the Euro zone presently, but certainly the concerns will surface in the U.S. and elsewhere. This global indebtedness problem simply cannot be solved without nominal and real economic growth — a long-term deflationary outcome cannot be allowed to set in, or the debt dynamics become all the more intractable. For this reason, the deflationary outcome that has begun to be priced into stocks would seem impractical. U.S. economic performance, while not unambiguously great, has been generally constructive. The U.S. may not be growing at an ideal rate politically, but it is growing in the right places strategically: higher energy production, a resurgence in autos and industrial manufacturing, and higher value-add services have all featured prominently in the economic recovery. Even housing has begun to turn off depressionary lows, as the huge oversupply has gradually been culled. Public sector spending is actually contracting, at least for now. Outside the U.S.,

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS

we see the issues in the Euro-zone as extremely dangerous, as a deflationary debt dynamic has set in. It is a fixable set of problems, but time is running out. The growth story of emerging markets is still present, but at the margins is becoming more challenged, as some of the easier living standard advances have been made. Progress isn’t linear.

Adding it all up, we see many opportunities, especially amidst the massive multiple compression. Low multiples normally translate into meaningful upside opportunities. But the markets see something altogether different: very low growth, debilitating debt dynamics, a lack of political will and leadership to tackle matters constructively, and poor reasoning by the policymakers who must act to solve this challenge. As bond yields have fallen sharply to reflect the pessimism, our “well-reasoned” multiple forecasting process has fared like a sailboat in a windless sea — pushed by the currents, often not in the direction we intend to go. We still believe that historic valuation patterns may yet be instructive, but intend to place more emphasis in our holdings on dividend yield and pricing capacity, as these elements would seem as logical ends in themselves in an ultra low interest rate environment. At the margin, these tactical shifts should hopefully improve our portfolios’ traction.

Performance Discussion

The Cambiar Funds performed a good deal better than the comparable indexes in the 2009 to mid-2011 time period, as our constructive view of corporate profitability and generally pro-cyclical portfolio structure was rewarded. But for 2011-2012, as a rather unconstructive view of the future has set in, we have found our Funds at odds with the markets, with performance somewhat above the indexes for some of our Funds, or otherwise badly in arrears for others. The Cambiar Opportunity Fund, Investor Class, generated a 11.71% loss (vs. the 4.76% gain for the S&P 500 Index) for the fiscal year ended April 30th, 2012, the Cambiar International Fund generated a 8.72% loss (vs. the 12.82% loss for the MSCI EAFE Index), the Cambiar Small Cap Fund, Investor Class, generated a 1.80% loss (vs. the 4.25% loss for the Russell 2000 Index), and the Cambiar Aggressive Value Fund generating a 29.09% loss (vs. the 3.40% gain for the Russell 3000 index and the 5.72% loss for the MSCI ACWI Index ). From the Funds inception on May 31, 2011 thru the fiscal year ended April 30, 2012, the Cambiar SMID Fund generated a 4.40% loss (vs. the 1.04% loss of the Russell 2500 Index). In last year’s shareholder report, we commented in this section that we had viewed the 2010-2011 performance figures as very unlikely to be sustained, as they were so strong. While expecting some degree of mean reversion was prescient, the degree of the blowback has been unsettling.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS

Without engaging in a stock-by-stock discussion of the many names that populate our portfolios, we have generally been victimized by a fairly severe bout of multiple compression in a large number of positions. The multiple compression has been more pronounced in global economy-geared sectors such as energy, materials, industrials, and financials; acyclical sectors such as consumer products and utilities have fared far better. Specifically, Cambiar’s overweight energy allocation, as well as stock selection within the energy and industrial sectors, were damaging for both domestic funds, the Opportunity Fund and the Small Cap Fund, relative to their respective benchmarks. As it pertains to the Cambiar International Equity Fund, shareholders benefitted (relatively speaking) from numerous portfolio construction decisions, most notably limited exposure to financials and from stock selection within the technology sector.

The key contributors to performance for the Cambiar Aggressive Value Fund were consistent with Cambiar’s other funds, yet more pronounced as a result of the Fund’s concentrated portfolio construction guidelines. Overweight sector allocations to the energy and technology sectors were very detrimental.

Finally, while the majority of holdings in the Aggressive Value Fund and the Opportunity Fund were in the form of equities, both funds also gained security exposure through the use of derivative instruments at varying points in the fiscal year. Cambiar employs the use of longer maturity call options and total return swaps in the Cambiar Aggressive Value Fund, and has used some total return swaps in the Cambiar Opportunity Fund, though on a more limited basis. These instruments, among other impacts, permit a smoother management of fund positions and cash balances during periods of cash flow and market volatility, and also allow for some degree of improved management of after-tax portfolio returns. By their nature, derivatives embed a degree of leverage, and can either amplify or reduce overall portfolio performance accordingly. As we have used these instruments for multiple purposes per the above, it would be difficult to fully disaggregate their impact on Fund performance to the basis point. On balance, we would estimate that the Opportunity Fund’s performance was worsened by one percentage point through the use of derivatives, while the Aggressive Value Fund’s performance was worsened by several percentage points. This is not ideal, obviously, but it is worth noting that returns in 2010-2011 were similarly improved by derivatives.

As we look forward into 2012 and beyond, we expect the debate about the global economy and governmental debt dynamics to be noisy, and will more likely than not lead to investment opportunities. We take some comfort in the notion that some of these “macro” issues will, of necessity, be answered in some degree in the next

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS

12 months, and that the starting point represents a very low state of valuations and multiples worldwide. As markets loathe uncertainty, the removal of some of it may alleviate the severe valuation compression that pervades markets and our holdings.

Thank you for your continued confidence in us.

Brian M. Barish

President

Cambiar Investors LLC

This represents management’s assessment of the funds and market environment at a particular point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS

Definition of Comparative Indices

Morgan Stanley MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 2000® Index is a market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500® Index is a market capitalization-weighted index that measures the performance of the small to mid-cap segment of the U.S. equity universe commonly referred to as “smid” cap, which are the 2,500 smallest companies in the Russell 3000 Index.

Russell 3000®Index is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies, which represents approximately 98% of the U.S. equity market.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic equity market through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
OPPORTUNITY FUND

Growth of a $10,000 Investment(1)

(1)	Returns shown represent the performance of the Investor Class and Institutional Class. The performance of the Institutional Class may vary as a result of shareholder servicing fees paid by the Investor Class. Investor Class Shares were offered beginning June 30, 1998 and Institutional Class Shares were offered beginning November 3, 2005.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

Growth of a $10,000 Investment(1)

(1)	Returns prior to September 9, 2002, represent the performance of the Cambiar International Equity Trust, a Delaware business trust (the “Predecessor International Fund”). The Predecessor International Fund was managed by the same advisor who currently manages the Fund and had identical investment objectives and strategies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND

Growth of a $10,000 Investment(1)

(1)	Returns shown represent the performance of the Investor Class and Institutional Class. The performance of the Institutional Class may vary as a result of shareholder servicing fees paid by the Investor Class. Investor Class Shares were offered beginning August 31, 2004 and Institutional Class Shares were offered beginning October 31, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND

Growth of a $10,000 Investment(1)

(1)	Commenced operations on August 31, 2007.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMID FUND‡

Growth of a $10,000 Investment(1)

‡	See Note 1 in Notes to Financial Statements.

(1)	Commenced operations on May 31, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
APRIL 30, 2012

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.2%
	Shares	Value

AEROSPACE/DEFENSE EQUIPMENT — 3.0%
Honeywell International	650,000	$39,429,000

AGRICULTURE — 5.8%
Archer-Daniels-Midland	1,250,000	38,537,500
Mosaic	700,000	36,974,000

		75,511,500

BUSINESS SERVICES — 3.1%
Western Union	2,200,000	40,436,000

CHEMICALS — 3.1%
Dow Chemical	1,200,000	40,656,000

COMPUTER SOFTWARE — 3.0%
Symantec*	2,400,000	39,648,000

CONSTRUCTION & ENGINEERING — 4.0%
KBR	850,000	28,781,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
APRIL 30, 2012

COMMON STOCK — continued

	Shares	Value

CONSTRUCTION & ENGINEERING — continued
Navistar International*	700,000	$23,765,000

		52,546,000

CONSUMER STAPLES — 3.0%
CVS Caremark	875,000	39,042,500

DIVERSIFIED FINANCIAL SERVICES — 2.0%
NYSE Euronext	1,000,000	25,750,000

ELECTRICAL EQUIPMENT — 2.0%
Cooper Industries, Cl A	420,000	26,279,400

ELECTRONICS MANUFACTURER — 4.8%
Corning	1,800,000	25,830,000
Flextronics International Ltd.*	5,500,000	36,630,000

		62,460,000

ENERGY EQUIPMENT & SERVICES — 8.2%
Halliburton	1,300,000	44,486,000
National Oilwell Varco	450,000	34,092,000
Superior Energy Services*	1,025,000	27,593,000

		106,171,000

FOOD, BEVERAGE & TOBACCO — 2.1%
Unilever	800,000	27,480,000

HOTEL, RESTAURANT & LEISURE — 3.1%
Carnival, Cl A	1,225,000	39,800,250

INDUSTRIAL/MACHINERY — 4.0%
Eaton	525,000	25,294,500
Ingersoll-Rand	635,000	27,000,200

		52,294,700

INSURANCE — 10.3%
ACE Ltd.	360,000	27,349,200
MetLife	900,000	32,427,000
PartnerRe Ltd.	300,000	20,886,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
APRIL 30, 2012

COMMON STOCK — continued

	Shares	Value

INSURANCE — continued
Prudential Financial	425,000	$25,729,500
Willis Group Holdings	750,000	27,345,000

		133,736,700

INVESTMENT MANAGEMENT COMPANIES — 2.0%
Bank of New York Mellon	1,100,000	26,015,000

MEDICAL PRODUCTS & SERVICES — 9.8%
Aetna	545,000	24,001,800
Baxter International	700,000	38,787,000
Hospira*	725,000	25,462,000
Medtronic	1,025,000	39,155,000

		127,405,800

OIL, GAS & CONSUMABLE FUELS — 7.8%
Chevron	360,000	38,361,600
Devon Energy	322,700	22,540,595
Royal Dutch Shell ADR, Cl B	550,000	40,348,000

		101,250,195

PHARMACEUTICALS — 4.3%
Abbott Laboratories	450,000	27,927,000
Teva Pharmaceutical Industries ADR	600,000	27,444,000

		55,371,000

RAILROADS — 4.3%
Norfolk Southern	400,000	29,172,000
Union Pacific	240,000	26,985,600

		56,157,600

RETAIL — 2.7%
Target	600,000	34,764,000

SEMI-CONDUCTORS & INSTRUMENTS — 2.0%
ON Semiconductor*	3,200,000	26,432,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
APRIL 30, 2012

COMMON STOCK — continued

	Shares	Value

TELECOMMUNICATION SERVICES — 2.8%
Vodafone Group ADR	1,300,000	$36,179,000

TOTAL COMMON STOCK (Cost $1,058,468,898)		1,264,815,645

TOTAL INVESTMENTS — 97.2% (Cost $1,058,468,898)		$1,264,815,645

Percentages are based on Net Assets of $1,301,332,218.

*  Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

Ltd.  — Limited

Equity swaps held by the Fund at April 30, 2012, were as follows:

Company Reference	Counterparty	Number of Contracts Long (Short)	Notional Amount	Unrealized Appreciation (Depreciation)
MetLife	J.P. Morgan	300,000	$10,809,000	$—

The following is a summary of inputs used as of April 30, 2012 in valuing the Funds’ investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,264,815,645	$—	$—	$1,264,815,645

Total Investments in Securities	$1,264,815,645	$—	$—	$1,264,815,645

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Swaps‡	$—	$—	$—	$—

‡	Equity swaps are Level 2 securities and valued at the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2012, there were no significant transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2012, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
APRIL 30, 2012

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 93.0%
	Shares	Value

BRAZIL — 1.6%
Banco Santander Brasil ADR	70,000	$564,900

CANADA — 7.6%
Agrium	9,500	835,050
Bombardier*	175,000	740,422
Suncor Energy	33,200	1,096,928

		2,672,400

FRANCE — 4.3%
Safran	21,500	796,781
Technip	6,400	723,657

		1,520,438

GERMANY — 8.7%
Adidas	9,000	750,457
Daimler	13,000	718,618

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
APRIL 30, 2012

COMMON STOCK — continued

	Shares	Value
GERMANY — continued

Deutsche Post	45,000	$839,797
GEA Group	23,000	758,914

		3,067,786

ISRAEL — 3.0%
Teva Pharmaceutical Industries ADR	23,000	1,052,020

ITALY — 1.9%
Saipem	14,000	691,532

JAPAN — 18.5%
Asahi Kasei	111,750	690,655
Kao ADR	23,500	630,505
Komatsu	27,000	777,011
Nissan Motor ADR	38,000	786,600
NTT DoCoMo ADR	40,900	700,208
Secom	14,800	700,245
Seven & I Holdings	26,500	802,110
Sony Financial Holdings	41,000	670,031
Tokyo Electron Ltd.	14,000	775,776

		6,533,141

NETHERLANDS — 9.1%
European Aeronautic Defence and Space	17,500	690,814
Heineken	14,000	765,558
Royal Dutch Shell ADR	15,000	1,100,400
Unilever	19,000	652,650

		3,209,422

SINGAPORE — 4.1%
DBS Group Holdings Ltd.	61,400	692,753
Singapore Telecommunications ADR	30,000	756,900

		1,449,653

SPAIN — 3.8%
Amadeus IT Holding	38,000	776,557
Repsol ADR	30,000	576,000

		1,352,557

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
APRIL 30, 2012

COMMON STOCK — continued

	Shares	Value

SWITZERLAND — 9.7%
Julius Baer Group	19,000	$727,428
Roche Holding	6,000	1,096,017
Swiss Re	14,000	877,651
Syngenta	2,030	712,787

		3,413,883

TAIWAN — 4.0%
AU Optronics ADR	154,700	694,603
Siliconware Precision Industries ADR	121,300	707,179

		1,401,782

UNITED KINGDOM — 14.9%
Aviva	130,000	650,401
Britvic	125,000	775,795
Diageo ADR	7,500	758,400
Marks & Spencer Group	123,000	713,050
Rio Tinto ADR	11,000	616,770
TESCO	135,000	695,694
Vodafone Group ADR	37,000	1,029,710

		5,239,820

UNITED STATES — 1.8%
Schlumberger Ltd.	8,800	652,432

TOTAL COMMON STOCK (Cost $28,976,386)		32,821,766

PREFERRED STOCK — 2.1%
GERMANY — 2.1%
Porsche Automobil Holding (Cost $744,445)	12,000	732,430

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
APRIL 30, 2012

SHORT-TERM INVESTMENT (A) — 3.2%

	Shares	Value

SEI Daily Income Trust Government Fund, Cl A, 0.020% (Cost $1,118,866)	1,118,866	$1,118,866

TOTAL INVESTMENTS — 98.3% (Cost $30,839,697)		$34,673,062

Percentages are based on Net Assets of $35,284,683.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2012.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

The following is a summary of inputs used as of April 30, 2012 in valuing the Funds’ investments carried at value:

Investments in Securities	Level 1	Level 2†	Level 3	Total
Common Stock
Brazil	$564,900	$—	$—	$564,900
Canada	2,672,400	—	—	2,672,400
France	1,520,438	—	—	1,520,438
Germany	3,067,786	—	—	3,067,786
Israel	1,052,020	—	—	1,052,020
Italy	691,532	—	—	691,532
Japan	2,117,313	4,415,828	—	6,533,141
Netherlands	3,209,422	—	—	3,209,422
Singapore	1,449,653	—	—	1,449,653
Spain	1,352,557	—	—	1,352,557
Switzerland	3,413,883	—	—	3,413,883
Taiwan	1,401,782	—	—	1,401,782
United Kingdom	5,239,820	—	—	5,239,820
United States	652,432	—	—	652,432

Total Common Stock	28,405,938	4,415,828	—	32,821,766
Preferred Stock	732,430	—	—	732,430
Short-Term Investment	1,118,866	—	—	1,118,866

Total Investments in Securities	$30,257,234	$4,415,828	$—	$34,673,062

†	Represents securities traded primarily outside the United States, the values of which were adjusted as a result of significant market movements following the close of local trading.

For the year ended April 30, 2012, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND
APRIL 30, 2012

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.0%
	Shares	Value

AEROSPACE/DEFENSE EQUIPMENT — 5.4%
AerCap Holdings*	1,134,000	$13,131,720
Curtiss-Wright	610,000	21,526,900
Spirit Aerosystems Holdings, Cl A*	870,000	21,750,000

		56,408,620

APPAREL/TEXTILES — 4.0%
Hanesbrands*	772,000	21,785,840
Warnaco Group*	378,000	20,018,880

		41,804,720

AUDIO & VIDEO — 2.2%
Harman International Industries	467,000	23,153,860

BANKS — 6.2%
Cathay General Bancorp	1,276,000	21,972,720
PrivateBancorp, Cl A	1,335,000	20,999,550

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND
APRIL 30, 2012

COMMON STOCK — continued

	Shares	Value

BANKS — continued
Umpqua Holdings	1,703,000	$22,547,720

		65,519,990

BUSINESS SERVICES — 2.1%
DST Systems	387,000	21,664,260

CASINOS & GAMING — 4.3%
Bally Technologies*	472,000	22,915,600
WMS Industries*	925,000	22,671,750

		45,587,350

CHEMICALS — 5.2%
Intrepid Potash*	904,000	22,464,400
Scotts Miracle-Gro, Cl A	429,000	22,479,600
Solutia	330,000	9,352,200

		54,296,200

COMMUNICATIONS EQUIPMENT — 3.9%
Finisar *	1,290,000	21,310,800
JDS Uniphase*	1,606,000	19,512,900

		40,823,700

COMPUTER HARDWARE — 2.3%
NCR*	1,014,000	23,829,000

COMPUTER SOFTWARE — 2.2%
JDA Software Group*	810,000	23,392,800

ENERGY EQUIPMENT & SERVICES — 6.1%
Atwood Oceanics*	502,000	22,253,660
C&J Energy Services*	1,074,000	20,244,900
Lufkin Industries	289,000	22,206,760

		64,705,320

FOOD, BEVERAGE & TOBACCO — 1.3%
Fresh Del Monte Produce	584,730	13,548,194

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND
APRIL 30, 2012

COMMON STOCK — continued

	Shares	Value

HEATING & REFRIGERATION EQUIPMENT — 2.3%
Lennox International	555,000	$24,087,000

HUMAN RESOURCE & EMPLOYMENT SERVICES — 1.6%
Korn/Ferry International*	1,016,000	16,408,400

INSURANCE — 7.8%
Alterra Capital Holdings	909,000	21,752,370
American Equity Investment Life Holding	1,452,000	17,801,520
Aspen Insurance Holdings Ltd.	757,000	21,438,240
Hanover Insurance Group	526,000	21,229,360

		82,221,490

MACHINERY — 3.1%
Crane	461,000	20,343,930
Harsco	554,000	12,354,200

		32,698,130

MEDICAL PRODUCTS & SERVICES — 13.1%
Alere*	545,000	13,020,050
Bruker*	1,503,000	22,590,090
Health Net*	553,000	19,692,330
Integra LifeSciences Holdings*	524,000	19,508,520
LifePoint Hospitals*	561,000	21,890,220
Magellan Health Services*	446,000	19,748,880
PSS World Medical*	882,000	21,106,260

		137,556,350

OIL, GAS & CONSUMABLE FUELS — 4.0%
Berry Petroleum, Cl A	458,000	20,861,900
Stone Energy*	747,000	20,953,350

		41,815,250

PHARMACEUTICALS — 2.0%
Par Pharmaceutical*	488,000	20,661,920

RESTAURANTS — 2.0%
Wendy’s	4,450,000	21,671,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND
APRIL 30, 2012

COMMON STOCK — continued

	Shares	Value

RETAIL — 2.0%
Guess?	707,000	$20,700,960

SECURITY SERVICES — 1.7%
Brink’s	721,000	18,313,400

SEMI-CONDUCTORS & INSTRUMENTS — 7.7%
Intersil, Cl A	2,040,000	20,950,800
Lattice Semiconductor*	2,760,000	15,069,600
Microsemi*	1,031,000	22,187,120
Teradyne*	1,335,000	22,975,350

		81,182,870

TRANSPORTATION EQUIPMENT — 4.4%
GATX	533,000	22,849,710
Wabtec	302,000	23,489,560

		46,339,270

WASTE MANAGEMENT SERVICES — 2.1%
Darling International*	1,338,000	21,916,440

TOTAL COMMON STOCK (Cost $952,802,605)		1,040,306,994

SHORT-TERM INVESTMENT (A) — 2.3%
SEI Daily Income Trust Government Fund, Cl A, 0.020% (Cost $23,663,194)	23,663,194	23,663,194

TOTAL INVESTMENTS — 101.3% (Cost $976,465,799)		$1,063,970,188

Percentages are based on Net Assets of $1,050,409,338.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2012.

Cl — Class

Ltd. — Limited

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND
APRIL 30, 2012

As of April 30, 2012, all of the Fund’s investments were Level 1.

For the year ended April 30, 2012, there were no significant transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2012, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND
APRIL 30, 2012

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 88.6%
	Shares	Value

AEROSPACE/DEFENSE EQUIPMENT — 8.9%
AerCap Holdings*	750,000	$8,685,000
Bombardier, Cl B*	2,750,000	11,635,204

		20,320,204

AGRICULTURE — 4.6%
Mosaic	200,000	10,564,000

APPAREL/TEXTILES — 2.8%
Hanesbrands*	225,000	6,349,500

AUTOMOTIVE — 4.8%
Daimler	200,000	11,055,669

BUSINESS SERVICES — 4.8%
Western Union	600,000	11,028,000

COMPUTER HARDWARE — 6.0%
NCR*	300,000	7,050,000
Silicon Graphics International*	700,000	6,608,000

		13,658,000

COMPUTER SOFTWARE — 4.3%
Symantec*	600,000	9,912,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND
APRIL 30, 2012

COMMON STOCK — continued

	Shares	Value

CONSTRUCTION & ENGINEERING — 3.0%
KBR	200,000	$6,772,000

DIVERSIFIED FINANCIAL SERVICES — 3.4%
NYSE Euronext	300,000	7,725,000

ELECTRONICS MANUFACTURER — 5.0%
Flextronics International Ltd.*	1,700,005	11,322,033

ENERGY EQUIPMENT & SERVICES — 13.4%
Halliburton	500,000	17,110,000
Superior Energy Services*	500,000	13,460,000

		30,570,000

MEDICAL PRODUCTS & SERVICES — 3.4%
Medtronic	200,000	7,640,000

MOTORCYCLE MANUFACTURERS — 3.4%
Piaggio	2,535,365	7,664,417

OIL, GAS & CONSUMABLE FUELS — 9.4%
Devon Energy	101,400	7,082,790
Repsol	400,000	7,650,158
Suncor Energy	200,000	6,608,000

		21,340,948

SEMI-CONDUCTORS & INSTRUMENTS — 8.5%
Intersil, Cl A	750,000	7,702,500
ON Semiconductor*	1,400,000	11,564,000

		19,266,500

WASTE MANAGEMENT SERVICES — 2.9%
Darling International*	400,000	6,552,000

TOTAL COMMON STOCK (Cost $202,516,992)		201,740,271

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND
APRIL 30, 2012

PURCHASED OPTIONS — 8.3%

	Contracts/ Shares	Value

BUSINESS SERVICES — 1.2%
Western Union Call, Expires 01/18/14 Strike Price:$13.00*	5,000	$2,750,000

ENERGY EQUIPMENT & SERVICES — 2.5%
Halliburton Call, Expires 01/19/13 Strike Price: $20.00*	4,000	5,780,000

OIL, GAS & CONSUMABLE FUELS — 0.6%
Repsol European Call, Expires 06/20/14 Strike Price: $15.00*	5,000	1,345,726

RAILROADS — 2.5%
Norfolk Southern Call, Expires 01/18/14, Strike Price: $50.00*	2,500	5,650,000

RETAIL — 1.5%
Target Call , Expires 01/19/13 Strike Price: $40.00*	2,000	3,290,000

TOTAL PURCHASED OPTIONS (Cost $19,873,540)		18,815,726

PREFERRED STOCK — 4.0%
AUTOMOTIVE — 4.0%
Porsche Automobil Holding (Cost $8,280,163)	150,000	9,155,372

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND
APRIL 30, 2012

SHORT-TERM INVESTMENT (A) — 2.2%

	Shares	Value

SEI Daily Income Trust Government Fund, Cl A, 0.020% (Cost $4,909,101)	4,909,101	$4,909,101

TOTAL INVESTMENTS — 103.1% (Cost $235,579,796)		$234,620,470

Percentages are based on Net Assets of $227,572,963.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2012.

Cl — Class

Ltd. — Limited

Equity Swaps held by the Fund at April 30, 2012, were as follows:

Company Reference	Counterparty	Number of Contracts Long (Short)	Notional Amount	Unrealized Appreciation (Depreciation)
Medtronic	Goldman Sachs	200,000	$7,582,460	$55,045
Mosaic	Goldman Sachs	150,000	8,303,140	(393,182)
NYSE Euronext	J.P. Morgan	300,000	7,725,000	—
Porsche Preferred	Goldman Sachs	250,000	13,746,654	1,510,888
Royal Dutch Shell ADR	Goldman Sachs	250,000	16,742,689	1,727,729
SPDR S&P Retail ETF	Goldman Sachs	(200,000)	(9,469,435)	(3,036,410)
Suncor Energy	J.P. Morgan	200,000	6,393,720	214,280
Symantec	Goldman Sachs	500,000	8,991,650	(737,269)
Target	Goldman Sachs	100,000	4,910,710	912,403
Vodafone ADR	J.P. Morgan	400,000	11,132,000	—
Volkswagen Preferred	Goldman Sachs	(100,000)	(16,678,529)	(2,667,414)

				$(2,413,930)

ADR — American Depositary Receipt

ETF — Exchange Traded Fund

SPDR — Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND
APRIL 30, 2012

The following is a summary of inputs used as of April 30, 2012 in valuing the Funds’ investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$201,740,271	$—	$—	$201,740,271
Purchased Options	18,815,726	—	—	18,815,726
Preferred Stock	9,155,372	—	—	9,155,372
Short-Term Investment	4,909,101	—	—	4,909,101

Total Investments in Securities	$234,620,470	$—	$—	$234,620,470

Other Financial Instruments‡	Level 1	Level 2	Level 3	Total
Equity Swaps – Assets	$—	$4,420,345	$—	$4,420,345
Equity Swaps – Liabilities	—	(6,834,275)	—	(6,834,275)

	$—	$(2,413,930)	$—	$(2,413,930)

‡	Equity swaps are valued at the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2012, there were no significant transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2012, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMID FUND‡
APRIL 30, 2012

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.3%
	Shares	Value

AEROSPACE/DEFENSE EQUIPMENT — 3.4%
AerCap Holdings*	4,730	$54,773

BANKS — 6.9%
Regions Financial	8,240	55,538
Umpqua Holdings	4,200	55,608

		111,146

CASINOS & GAMING — 3.7%
Bally Technologies*	1,210	58,745

CHEMICALS — 13.7%
Celanese, Cl A	1,150	55,729
CF Industries Holdings	300	57,918
Huntsman	3,850	54,516
Scotts Miracle-Gro, Cl A	980	51,352

		219,515

COMPUTER HARDWARE — 3.6%
NCR*	2,480	58,280

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMID FUND‡
APRIL 30, 2012

COMMON STOCK — continued

	Shares	Value

CONSTRUCTION & ENGINEERING — 9.1%
Chicago Bridge & Iron GDR	1,190	$52,860
KBR	1,430	48,420
Navistar International*	1,300	44,135

		145,415

CONTAINERS & PACKAGING — 3.2%
Sonoco Products	1,550	51,351

ELECTRONICS MANUFACTURER — 3.2%
Flextronics International Ltd.*	7,590	50,549

ENERGY EQUIPMENT & SERVICES — 6.4%
Atwood Oceanics*	1,140	50,536
Superior Energy Services*	1,960	52,763

		103,299

INSURANCE — 6.9%
Axis Capital Holdings	1,640	55,793
Reinsurance Group of America, Cl A	930	54,070

		109,863

IT SERVICES — 3.3%
Global Payments	1,150	53,395

MACHINERY — 6.5%
Crane	1,100	48,543
SPX	720	55,282

		103,825

MEDICAL PRODUCTS & SERVICES — 6.9%
ResMed*	1,750	59,518
Universal Health Services, Cl B	1,200	51,252

		110,770

OIL, GAS & CONSUMABLE FUELS — 3.3%
Whiting Petroleum*	920	52,624

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMID FUND‡
APRIL 30, 2012

COMMON STOCK — continued

	Shares	Value

PHARMACEUTICALS — 3.1%
Endo Pharmaceuticals Holdings*	1,400	$49,196

RESTAURANTS — 3.2%
Darden Restaurants	1,030	51,582

RETAIL — 6.6%
Abercrombie & Fitch, Cl A	1,030	51,675
American Eagle Outfitters	3,040	54,751

		106,426

SEMI-CONDUCTORS & INSTRUMENTS — 3.1%
ON Semiconductor*	6,040	49,890

SHIPPING — 3.2%
Kirby*	770	51,105

TOTAL COMMON STOCK (Cost $1,528,731)		1,591,749

SHORT-TERM INVESTMENT (A) — 1.6%
SEI Daily Income Trust Government Fund, Cl A, 0.020% (Cost $24,826)	24,826	24,826

TOTAL INVESTMENTS — 100.9% (Cost $1,553,557)		$1,616,575

Percentages are based on Net Assets of $1,602,939.

‡    See Note 1 in Notes to Financial Statements.

*    Non-income producing security.

(A)   The rate reported is the 7-day effective yield as of April 30, 2012.

Cl  — Class

GDR — Global Depositary Receipt

Ltd. — Limited

As of April 30, 2012, all of the Fund’s investments were Level 1.

For the year ended April 30, 2012, there were no significant transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2012, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
GLOBAL SELECT FUND
APRIL 30, 2012

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.9%
	Shares	Value

AEROSPACE/DEFENSE EQUIPMENT — 6.0%
Bombardier, Cl B	5,910	$24,804
European Aeronautic Defence and Space ADR	599	23,696
Honeywell International	399	24,203

		72,703

AGRICULTURE — 3.8%
Archer-Daniels-Midland	765	23,585
Mosaic	420	22,184

		45,769

AUTOMOBILE MANUFACTURERS — 3.9%
Nissan Motor Ltd. ADR	1,103	22,832
Porsche Automobil Holding ADR	4,078	24,917

		47,749

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
GLOBAL SELECT FUND
APRIL 30, 2012

COMMON STOCK — continued

	Shares	Value

BANK — 2.0%
Banco Santander ADR	2,934	$23,677

BUSINESS SERVICES — 2.0%
Amadeus IT Holding ADR	1,195	24,247

CHEMICALS — 3.8%
Asahi Kasei ADR	1,930	23,700
Celanese, Cl A	455	22,049

		45,749

COMPUTER HARDWARE — 2.1%
NCR*	1,086	25,521

COMPUTER SOFTWARE — 2.0%
Symantec*	1,465	24,202

CONSTRUCTION & ENGINEERING — 3.8%
Komatsu Ltd. ADR	840	23,991
Navistar International*	664	22,543

		46,534

CONSUMER DISCRETIONARY — 1.9%
Carnival, Cl A	720	23,393

CONSUMER STAPLES — 3.9%
CVS Caremark	538	24,006
Kao ADR	849	22,779

		46,785

DIVERSIFIED FINANCIAL SERVICES — 5.8%
Julius Baer Group Ltd. ADR	3,148	24,114
NYSE Euronext	889	22,892
Sony Financial Holdings ADR	1,412	22,874

		69,880

ELECTRONICS MANUFACTURER — 1.9%
Corning	1,595	22,888

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
GLOBAL SELECT FUND
APRIL 30, 2012

COMMON STOCK — continued

	Shares	Value

ENERGY EQUIPMENT & SERVICES — 9.6%
Halliburton	735	$25,152
National Oilwell Varco	292	22,122
Saipem ADR	915	22,546
Schlumberger Ltd.	300	22,242
Technip ADR	821	23,300

		115,362

FOOD, BEVERAGE & TOBACCO — 4.2%
Diageo ADR	262	26,493
Unilever	690	23,702

		50,195

INDUSTRIAL/MACHINERY — 3.7%
Eaton	451	21,729
GEA Group ADR	710	23,160

		44,889

INSURANCE — 7.7%
Aviva ADR	2,356	23,631
MetLife	634	22,843
Reinsurance Group of America, Cl A	400	23,256
Swiss Re ADR	380	23,609

		93,339

INVESTMENT MANAGEMENT COMPANIES — 2.0%
Bank of New York Mellon	1,036	24,501

MEDICAL PRODUCTS & SERVICES — 3.9%
Baxter International	405	22,441
Medtronic	645	24,639

		47,080

OIL, GAS & CONSUMABLE FUELS — 3.8%
Devon Energy	335	23,400
Royal Dutch Shell ADR, Cl B	307	22,522

		45,922

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
GLOBAL SELECT FUND
APRIL 30, 2012

COMMON STOCK — continued

	Shares	Value

PHARMACEUTICALS — 4.0%
Roche Holding ADR	516	$23,643
Teva Pharmaceutical Industries ADR	530	24,242

		47,885

RETAIL — 8.2%
Adidas ADR	608	25,445
Seven & I Holdings Ltd. ADR	419	25,140
Target	448	25,957
TESCO ADR	1,495	23,262

		99,804

SEMI-CONDUCTORS & INSTRUMENTS — 4.0%
ON Semiconductor*	2,899	23,946
Siliconware Precision Industries ADR	4,230	24,661

		48,607

TELECOMMUNICATION SERVICES — 1.9%
Vodafone Group ADR	836	23,266

TRANSPORTATION EQUIPMENT — 2.0%
Deutsche Post ADR	1,290	24,097

TOTAL COMMON STOCK (Cost $1,085,134)		1,184,044

SHORT-TERM INVESTMENT (A) — 5.0%
SEI Daily Income Trust Government Fund, Cl A, 0.020% (Cost $61,008)	61,008	61,008

TOTAL INVESTMENTS — 102.9% (Cost $1,146,142)		$1,245,052

Percentages are based on Net Assets of $1,209,859.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2012.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
GLOBAL SELECT FUND
APRIL 30, 2012

As of April 30, 2012, all of the Fund’s investments were Level 1.

For the year ended April 30, 2012, there were no significant transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2012, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2012

STATEMENTS OF ASSETS AND LIABILITIES
	Opportunity Fund	International Equity Fund
Assets:
Cost of securities	$1,058,468,898	$30,839,697

Investments in securities at value	$1,264,815,645	$34,673,062
Cash held as collateral for equity swaps (Note 2)	29,270,000	—
Receivable for investment securities sold	33,782,937	739,107
Receivable for capital shares sold	2,022,542	26,548
Dividends receivable	582,899	118,669
Receivable due from Investment Adviser	76,144	11,697
Receivable for dividend tax reclaim	—	36,075
Unrealized gain on foreign currency spot contracts	—	3,077
Prepaid expenses	20,460	5,144

Total Assets	1,330,570,627	35,613,379

Liabilities:
Payable for investment securities purchased	14,146,959	92,597
Payable due to custodian	9,218,261	—
Payable for capital shares redeemed	2,424,980	149,970
Payable for settlement of equity swaps	2,030,683	—
Investment Adviser fees payable	1,004,343	30,114
Shareholder servicing fees payable	190,415	22,840
Payable due to administrator	54,272	1,454
Payable due to trustees	6,425	170
Payable for closed equity swaps	6,146	—
Chief Compliance Officer fees payable	3,589	95
Accrued expenses	152,336	31,456

Total Liabilities	29,238,409	328,696

Net Assets	$1,301,332,218	$35,284,683

Net Assets:
Paid-in Capital	$1,454,039,432	$36,898,968
Undistributed net investment income	9,870,220	509,549
Accumulated net realized loss on investments	(368,924,181)	(5,959,646)
Net unrealized appreciation on investments	206,346,747	3,833,365
Net unrealized appreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	2,447

Net Assets	$1,301,332,218	$35,284,683

Investor Class Shares:
Net Assets	$923,887,012	$35,284,683
Total shares outstanding at end of year	51,616,285	1,805,457
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$17.90	$19.54
Institutional Class Shares:
Net Assets	$377,445,206	N/A
Total shares outstanding at end of year	21,079,528	N/A
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$17.91	N/A

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2012

STATEMENTS OF ASSETS AND LIABILITIES
	Small Cap Fund	Aggressive Value Fund
Assets:
Cost of securities	$976,465,799	$235,579,796

Investments in securities at value	$1,063,970,188	$234,620,470
Receivable for investment securities sold	—	13,480,336
Unrealized gain on equity swaps	—	4,420,345
Receivable for settlement of equity swaps	—	378,282
Receivable for capital shares sold	3,734,746	410,076
Dividends receivable	181,558	72,637
Receivable due from Investment Adviser	91,665	442
Prepaid expenses	18,511	10,712

Total Assets	1,067,996,668	253,393,300

Liabilities:
Payable for investment securities purchased	15,338,248	16,864,946
Payable for capital shares redeemed	983,140	689,434
Investment Adviser fees payable	920,163	190,250
Shareholder servicing fees payable	157,276	47,562
Payable due to administrator	44,434	9,647
Payable due to trustees	5,317	1,161
Chief Compliance Officer fees payable	2,970	649
Unrealized loss on equity swaps	—	6,834,275
Payable for settlement of equity swaps	—	1,121,619
Payable for closed equity swaps	—	5,288
Unrealized loss on foreign currency spot contracts	—	9,694
Accrued expenses	135,782	45,812

Total Liabilities	17,587,330	25,820,337

Net Assets	$1,050,409,338	$227,572,963

Net Assets:
Paid-in Capital	$962,083,492	$307,528,357
Accumulated net investment loss	(2,155,123)	(1,112,507)
Accumulated net realized gain (loss) on investments	2,976,580	(75,466,623)
Net unrealized appreciation (depreciation) on investments	87,504,389	(959,326)
Net unrealized depreciation on equity swaps	—	(2,413,930)
Net unrealized depreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	(3,008)

Net Assets	$1,050,409,338	$227,572,963

Investor Class Shares:
Net Assets	$800,200,029	$227,572,963
Total shares outstanding at end of year	42,664,160	20,811,350
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$18.76	$10.94
Institutional Class Shares:
Net Assets	$250,209,309	N/A
Total shares outstanding at end of year	13,235,697	N/A
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$18.90	N/A

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2012

STATEMENTS OF ASSETS AND LIABILITIES
	SMID Fund‡*	Global Select Fund**
Assets:
Cost of securities	$1,553,557	$1,146,142

Investments in securities at value	$1,616,575	$1,245,052
Receivable for investment securities sold	—	21,409
Receivable due from Investment Adviser	2,237	9,810
Dividends receivable	512	2,783
Deferred offering cost	—	11,782
Receivable for dividend tax reclaim	—	436
Prepaid expenses	11,376	1,438

Total Assets	1,630,700	1,292,710

Liabilities:
Payable for investment securities purchased	—	54,096
Investment Advisory fees payable	1,362	958
Shareholder servicing fees payable	411	207
Payable due to administrator	66	49
Payable due to trustees	8	6
Chief Compliance Officer fees payable	4	3
Accrued expenses	25,910	27,532

Total Liabilities	27,761	82,851

Net Assets	$1,602,939	$1,209,859

Net Assets:
Paid-in Capital	$1,661,205	$1,100,605
Undistributed net investment income (loss)	(2,668)	3,037
Accumulated net realized gain (loss) on investments	(118,616)	7,307
Net unrealized appreciation on investments	63,018	98,910

Net Assets	$1,602,939	$1,209,859

Investor Class Shares:
Net Assets	$1,602,939	$1,209,859
Total shares outstanding at end of period	167,654	109,274
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$9.56	$11.07

‡	See Note 1 in Notes to Financial Statements.
*	Commenced operations on May 31, 2011.
**	Commenced operations on November 30, 2011.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
APRIL 30, 2012

STATEMENTS OF OPERATIONS
	Opportunity Fund	International Equity Fund

Investment Income
Dividends	$26,452,634	$1,031,282
Less: Foreign Taxes Withheld	(275,830)	(72,285)

Total Investment Income	26,176,804	958,997

Expenses
Investment Advisory Fees	12,771,559	332,517
Shareholder Servicing Fees – Investor Class	2,520,557	63,337
Administration Fees	734,903	17,030
Trustees’ Fees	34,055	787
Chief Compliance Officer Fees	10,859	257
Transfer Agent Fees	382,917	30,928
Printing Fees	144,940	4,411
Custodian Fees	59,441	9,105
Legal Fees	49,724	1,342
Registration & Filing Fees	49,213	18,982
Audit Fees	22,043	20,430
Other Expenses	46,403	11,073

Total Expenses	16,826,614	510,199

Less:
Investment Advisory Fees Waiver	(1,352,441)	(98,491)
Fess Paid Indirectly (Note 3)	(1,041)	(18)

Net Expenses	15,473,132	411,690

Net Investment Income	10,703,672	547,307

Net Realized Loss on Investments	(41,201,829)	(124,287)
Net Realized Loss on Equity Swaps	(24,069,388)	—
Net Realized Loss on Foreign Currency Transactions	—	(29,706)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(133,723,999)	(3,630,763)
Net Change in Unrealized Appreciation (Depreciation) on Equity Swaps	(1,574,601)	—
Net Change in Unrealized Appreciation (Depreciation) on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	2,529

Net Loss on Investments, Equity Swaps and Foreign Currency Transactions	(200,569,817)	(3,782,227)

Net Decrease in Net Assets from Operations	$(189,866,145)	$(3,234,920)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED APRIL 30, 2012

STATEMENTS OF OPERATIONS
	Small Cap Fund	Aggressive Value Fund

Investment Income
Dividends	$5,794,401	$2,974,834
Less: Foreign Taxes Withheld	(9,195)	(227,030)

Total Investment Income	5,785,206	2,747,804

Expenses
Investment Advisory Fees	8,626,932	2,535,431
Shareholder Servicing Fees – Investor Class	1,377,149	633,856
Administration Fees	440,136	136,798
Trustees’ Fees	20,295	6,199
Chief Compliance Officer Fees	6,936	1,949
Transfer Agent Fees	215,302	86,005
Printing Fees	108,926	36,032
Registration & Filing Fees	68,295	37,241
Custodian Fees	32,970	19,484
Legal Fees	27,727	11,749
Audit Fees	21,239	20,696
Other Expenses	21,486	8,238

Total Expenses	10,967,393	3,533,678

Less:
Investment Advisory Fees Waiver	(977,921)	(110,565)
Fess Paid Indirectly (Note 3)	(469)	(271)

Net Expenses	9,989,003	3,422,842

Net Investment Loss	(4,203,797)	(675,038)

Net Realized Gain (Loss) on Investments	4,050,087	(76,539,150)
Net Realized Loss on Equity Swaps	—	(9,910,903)
Net Realized Gain on Foreign Currency Transactions	—	83,840
Net Change in Unrealized Appreciation (Depreciation) on Investments	5,915,152	(25,891,391)
Net Change in Unrealized Appreciation (Depreciation) on Equity Swaps	—	(8,039,612)
Net Change in Unrealized Appreciation (Depreciation) on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	46,809

Net Gain (Loss) on Investments, Equity Swaps and Foreign Currency Transactions	9,965,239	(120,250,407)

Net Increase (Decrease) in Net Assets from Operations	$5,761,442	$(120,925,445)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE PERIOD ENDED
APRIL 30, 2012

STATEMENTS OF OPERATIONS
	SMID Fund‡*	Global Select Fund**

Investment Income
Dividends	$11,676	$9,659
Less: Foreign Taxes Withheld	(9)	(468)

Total Investment Income	11,667	9,191

Expenses
Investment Advisory Fees	13,509	4,605
Shareholder Servicing Fees – Investor Class	642	230
Administration Fees	691	238
Trustees’ Fees	27	14
Chief Compliance Officer Fees	13	5
Transfer Agent Fees	19,347	12,261
Printing Fees	2,792	43
Audit Fees	20,185	20,185
Custodian Fees	4,597	4,167
Registration & Filing Fees	2,053	364
Legal Fees	1,470	114
Offering Costs	42,620	25,749
Other Expenses	1,969	1,297

Total Expenses	109,915	69,272

Less:
Investment Advisory Fees Waiver	(13,509)	(4,605)
Reimbursement of other operating expenses	(79,064)	(58,682)
Fess Paid Indirectly (Note 3)	(1)	—

Net Expenses	17,341	5,985

Net Investment Income (Loss)	(5,674)	3,206

Net Realized Gain (Loss) on Investments	(118,616)	7,307
Net Realized Loss on Foreign Currency Transactions	—	(169)
Net Change in Unrealized Appreciation (Depreciation) on Investments	63,018	98,910

Net Gain (Loss) on Investments and Foreign Currency Transactions	(55,598)	106,048

Net Increase (Decrease) in Net Assets from Operations	$(61,272)	$109,254

‡	See Note 1 in Notes to Financial Statements.
*	Commenced operations on May 31, 2011.
**	Commenced operations on November 30, 2011.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2012	Year Ended April 30, 2011
Operations:
Net Investment Income	$10,703,672	$5,059,047
Net Realized Gain (Loss) on Investments	(41,201,829)	109,492,613
Net Realized Gain (Loss) on Equity Swaps	(24,069,388)	53,661,144
Net Realized Gain on Foreign Currency Transactions	—	301,327
Net Change in Unrealized Appreciation (Depreciation) on Investments and Equity Swaps	(135,298,600)	100,121,007

Net Increase (Decrease) in Net Assets Resulting from Operations	(189,866,145)	268,635,138

Dividends:
Net Investment Income:
Investor Shares	(4,809,352)	(7,700,865)
Institutional Shares	(2,740,909)	(3,648,450)

Total Dividends	(7,550,261)	(11,349,315)

Capital Share Transactions:
Investor Shares
Issued	396,822,934	581,877,234
Reinvestment of Dividends	3,628,820	7,101,154
Redeemed	(602,647,926)	(312,748,901)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	(202,196,172)	276,229,487

Institutional Shares
Issued	147,360,159	80,281,574
Reinvestment of Dividends	2,337,685	3,535,356
Redeemed	(106,277,677)	(104,132,546)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	43,420,167	(20,315,616)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(158,776,005)	255,913,871

Total Increase (Decrease) in Net Assets	(356,192,411)	513,199,694
Net Assets:
Beginning of year	1,657,524,629	1,144,324,935

End of year (including undistributed net investment income of $9,870,220 and $7,293,295, respectively)	$1,301,332,218	$1,657,524,629

Share Transactions:
Investor Shares
Issued	22,281,791	31,343,544
Reinvestment of Dividends	217,295	386,984
Redeemed	(33,636,907)	(18,727,038)

Total Increase (Decrease) in Investor Class Shares	(11,137,821)	13,003,490

Institutional Shares
Issued	8,324,914	4,395,358
Reinvestment of Dividends	140,065	192,662
Redeemed	(5,933,870)	(6,448,254)

Total Increase (Decrease) in Institutional Class Shares	2,531,109	(1,860,234)

Net Increase (Decrease) in Shares Outstanding	(8,606,712)	11,143,256

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2012	Year Ended April 30, 2011
Operations:
Net Investment Income	$547,307	$320,817
Net Realized Gain (Loss) on Investments	(124,287)	2,625,642
Net Realized Loss on Equity Swaps	—	(20)
Net Realized Loss on Foreign Currency Transactions	(29,706)	(12,914)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(3,630,763)	4,381,938
Net Change in Unrealized Appreciation (Depreciation) on Foreign currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	2,529	(11,712)

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,234,920)	7,303,751

Dividends:
Net Investment Income	(290,213)	(327,643)

Total Dividends	(290,213)	(327,643)

Capital Share Transactions:
Issued	8,159,436	10,241,330
Reinvestment of Dividends	288,009	327,533
Redemption Fees — Note 2	1,257	37,662
Redeemed	(7,994,475)	(4,743,767)

Net Increase in Net Assets from Capital Share Transactions	454,227	5,862,758

Total Increase (Decrease) in Net Assets	(3,070,906)	12,838,866

Net Assets:
Beginning of year	38,355,589	25,516,723

End of year (including undistributed net investment income of $509,549 and $282,161, respectively)	$35,284,683	$38,355,589

Share Transactions:
Issued	426,056	548,154
Reinvestment of Dividends	16,590	17,095
Redeemed	(410,470)	(264,937)

Net Increase in Shares Outstanding	32,176	300,312

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2012	Year Ended April 30, 2011
Operations:
Net Investment Loss	$(4,203,797)	$(1,242,862)
Net Realized Gain on Investments	4,050,087	37,151,295
Net Change in Unrealized Appreciation (Depreciation) on
Investments	5,915,152	64,378,623

Net Increase in Net Assets Resulting from Operations	5,761,442	100,287,056

Distributions:
Realized Gains:
Investor Shares	(20,359,146)	—
Institutional Shares	(5,217,438)	—

Total Distributions	(25,576,584)	—

Capital Share Transactions:
Investor Shares
Issued	587,548,923	463,669,454
Reinvestment of Dividends	15,095,743	—
Redemption Fees – Note 2	122,350	90,201
Redeemed	(344,458,359)	(102,940,722)

Net Increase in Net Assets from Investor Class Share Transactions	258,308,657	360,818,933

Institutional Shares
Issued	161,628,709	123,867,932
Reinvestment of Dividends	3,767,115	—
Redemption Fees – Note 2	99,694	6,581
Redeemed	(60,929,580)	(8,402,942)

Net Increase in Net Assets from Institutional Class Share Transactions	104,565,938	115,471,571

Net Increase in Net Assets from Capital Share Transactions	362,874,595	476,290,504

Total Increase in Net Assets	343,059,453	576,577,560
Net Assets:
Beginning of year	707,349,885	130,772,325

End of year (including accumulated net investment loss of ($2,155,123) and $— , respectively)	$1,050,409,338	$707,349,885

Share Transactions:
Investor Shares
Issued	33,209,306	26,981,650
Reinvestment of Dividends	944,665	—
Redeemed	(19,828,313)	(6,786,765)

Total Increase in Investor Class Shares	14,325,658	20,194,885

Institutional Shares
Issued	9,155,117	7,341,103
Reinvestment of Dividends	234,128	—
Redeemed	(3,575,744)	(475,168)

Total Increase in Institutional Class Shares	5,813,501	6,865,935

Net Increase in Shares Outstanding	20,139,159	27,060,820

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2012	Year Ended April 30, 2011
Operations:
Net Investment Loss	$(675,038)	$(798,429)
Net Realized Gain (Loss) on Investments	(76,539,150)	8,806,751
Net Realized Gain (Loss) on Equity Swaps	(9,910,903)	4,890,129
Net Realized Gain (Loss) on Foreign Currency Transactions	83,840	(171,532)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Equity Swaps	(33,931,003)	25,300,733
Net Change in Unrealized Appreciation (Depreciation) on Foreign currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	46,809	(72,477)

Net Increase (Decrease) in Net Assets Resulting from Operations	(120,925,445)	37,955,175

Dividends and Distributions:
Net Investment Income	—	(115,103)
Realized Gains	(9,527,133)	(1,599,180)

Total Dividends and Distributions	(9,527,133)	(1,714,283)

Capital Share Transactions:
Issued	199,077,432	356,510,812
Reinvestment of Dividends	9,248,514	1,712,553
Redemption Fees – Note 2	575,340	277,200
Redeemed	(241,210,820)	(34,122,121)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(32,309,534)	324,378,444

Total Increase (Decrease) in Net Assets	(162,762,112)	360,619,336
Net Assets:
Beginning of year	390,335,075	29,715,739

End of year (including undistributed (distributions in excess of) net investment income of $(1,112,507) and $78,531, respectively)	$227,572,963	$390,335,075

Share Transactions:
Issued	15,883,730	23,584,205
Reinvestment of Dividends	903,175	132,204
Redeemed	(20,001,974)	(2,407,559)

Net Increase (Decrease) in Shares Outstanding	(3,215,069)	21,308,850

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMID FUND‡

STATEMENTS OF CHANGES IN NET ASSETS
May 31, 2011* to April 30, 2012
Operations:
Net Investment Loss	$(5,674)
Net Realized Loss on Investments	(118,616)
Net Change in Unrealized Appreciation (Depreciation) on Investments	63,018

Net Decrease in Net Assets Resulting from Operations	(61,272)

Capital Share Transactions:
Issued	1,852,112
Redeemed	(187,901)

Net Increase in Net Assets from Capital Share Transactions	1,664,211

Total Increase in Net Assets	1,602,939
Net Assets:
Beginning of period	—

End of period (including accumulated net investment loss of ($2,668))	$1,602,939

Share Transactions:
Issued	191,033
Redeemed	(23,379)

Net Increase in Shares Outstanding	167,654

‡	See Note 1 in Notes to Financial Statements.
*	Commencement of operations.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
GLOBAL SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS
November 30, 2011* to April 30, 2012
Operations:
Net Investment Income	$3,206
Net Realized Gain on Investments	7,307
Net Realized Loss on Foreign Currency Transactions	(169)
Net Change in Unrealized Appreciation (Depreciation) on Investments	98,910

Net Increase in Net Assets Resulting from Operations	109,254

Capital Share Transactions:
Issued	1,100,718
Redeemed	(113)

Net Increase in Net Assets from Capital Share Transactions	1,100,605

Total Increase in Net Assets	1,209,859

Net Assets:
Beginning of period	—

End of period (including undistributed net investment income of $3,037)	$1,209,859

Share Transactions:
Issued	109,284
Redeemed	(10)

Net Increase in Shares Outstanding	109,274

*	Commencement of operations.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year Ended April 30,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$20.38	$16.31	$11.43	$18.65	$20.97
Income (Loss) from Operations:
Net Investment Income(1)	0.13	0.07	0.13	0.11	0.03
Net Realized and Unrealized Gain (Loss)	(2.52)	4.18	4.77	(7.04)	(1.45)

Total from Operations	(2.39)	4.25	4.90	(6.93)	(1.42)

Dividends and Distributions:
Net Investment Income	(0.09)	(0.18)	(0.02)	(0.09)	(0.06)
Net Realized Gain	—	—	—	(0.20)	(0.84)

Total Dividends and Distributions	(0.09)	(0.18)	(0.02)	(0.29)	(0.90)

Net Asset Value, End of Year	$17.90	$20.38	$16.31	$11.43	$18.65

Total Return†	(11.71)%	26.19%	42.89%	(37.05)%	(6.90)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$923,887	$1,279,183	$811,337	$634,969	$1,085,391
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.30%	1.33%	1.35%	1.35%	1.31%
Ratio of Net Investment Income to Average Net Assets	0.73%	0.36%	0.91%	0.83%	0.16%
Portfolio Turnover Rate	62%	63%	78%	131%	67%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year Ended April 30,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$20.40	$16.32	$11.43	$18.68	$21.00
Income (Loss) from Operations:
Net Investment Income(1)	0.17	0.11	0.17	0.14	0.08
Net Realized and Unrealized Gain (Loss)	(2.53)	4.19	4.78	(7.07)	(1.44)

Total from Operations	(2.36)	4.30	4.95	(6.93)	(1.36)

Dividends and Distributions:
Net Investment Income	(0.13)	(0.22)	(0.06)	(0.12)	(0.12)
Net Realized Gain	—	—	—	(0.20)	(0.84)

Total Dividends and Distributions	(0.13)	(0.22)	(0.06)	(0.32)	(0.96)

Net Asset Value, End of Year	$17.91	$20.40	$16.32	$11.43	$18.68

Total Return†	(11.50)%	26.53%	43.29%	(36.94)%	(6.60)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$377,445	$378,342	$332,988	$234,117	$798,469
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	1.05%	1.08%	1.10%	1.08%	1.05%
Ratio of Net Investment Income to Average Net Assets	0.96%	0.66%	1.15%	0.99%	0.40%
Portfolio Turnover Rate	62%	63%	78%	131%	67%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Year Ended April 30,
	2012	2011	2010	2009		2008
Net Asset Value, Beginning of Year	$21.63	$17.32	$12.11	$25.85		$26.27
Income (Loss) from Operations:
Net Investment Income(1)	0.33	0.20	0.22	0.16		0.15
Net Realized and Unrealized Gain (Loss)	(2.24)	4.32	4.99	(12.44)		1.73

Total from Operations	(1.91)	4.52	5.21	(12.28)		1.88

Dividends and Distributions:
Net Investment Income	(0.18)	(0.21)	—	(0.14)		(0.20)
Net Realized Gain	—	—	—	(1.31)		(2.10)
Return of Capital	—	—	—	(0.01)		—

Total Dividends and Distributions	(0.18)	(0.21)	—	(1.46)		(2.30)

Redemption Fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)

Net Asset Value, End of Year	$19.54	$21.63	$17.32	$12.11		$25.85

Total Return†	(8.72)%‡	26.27%‡	43.02%‡	(47.44	)%‡	6.85%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$35,285	$38,356	$25,517	$18,710		$43,609
Ratio of Expenses to Average Net Assets	1.30%	1.30%	1.30%	1.38	%(3)	1.50%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.61%	1.68%	1.75%	1.65%		1.52%
Ratio of Net Investment Income to Average Net Assets	1.73%	1.11%	1.39%	1.00%		0.56%
Portfolio Turnover Rate	62%	69%	86%	161%		114%

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	Total return would have been lower had the Adviser not waived a portion of its fee.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	The expense ratio includes fees paid indirectly. Had these been excluded the ratio would have been 1.39%.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year Ended April 30,
	2012		2011	2010	2009		2008
Net Asset Value, Beginning of Year	$19.76		$15.03	$9.59	$13.53		$16.43
Income (Loss) from Operations:
Net Investment Loss(1)	(0.10)		(0.07)	(0.06)	(0.05)		(0.06)
Net Realized and Unrealized Gain (Loss)	(0.35	)(4)	4.79	5.50	(3.89)		(2.15)

Total from Operations	(0.45)		4.72	5.44	(3.94)		(2.21)

Dividends and Distributions:
Net Investment Income	—		—	—	—		—
Net Realized Gain	(0.55)		—	—	—		(0.69)

Total Dividends and Distributions	(0.55)		—	—	—		(0.69)

Redemption Fees	0.00	(2)	0.01	0.00 (2)	0.00	(2)	0.00 (2)

Net Asset Value, End of Year	$18.76		$19.76	$15.03	$9.59		$13.53

Total Return†	(1.80	)%‡	31.47%‡	56.73%‡	(29.12	)%‡	(13.55)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$800,200		$559,940	$122,384	$39,184		$68,935
Ratio of Expenses to Average Net Assets	1.26%		1.25%	1.24%	1.32	%(3)	1.43%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.38%		1.43%	1.60%	1.58%		1.46%
Ratio of Net Investment Loss to Average Net Assets	(0.55)%		(0.44)%	(0.52)%	(0.42)%		(0.42)%
Portfolio Turnover Rate	70%		85%	99%	103%		124%

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	Total return would have been lower had the Adviser not waived a portion of its fee.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	The expense ratio includes fees paid indirectly. Had these been excluded the ratio would have been 1.34%.
(4)	The amount shown for the year ended April 30, 2012, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year Ended April 30,				October 31, 2008* to April 30, 2009
	2012		2011	2010
Net Asset Value, Beginning of Year	$19.86		$15.08	$9.60	$9.60
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	(0.06)		(0.07)	(0.07)	0.01
Net Realized and Unrealized Gain (Loss)	(0.35	)(4)	4.85	5.55	(0.01)

Total from Operations	(0.41)		4.78	5.48	—

Dividends and Distributions:
Net Realized Gain	(0.55)		—	—	—

Total Dividends and Distributions	(0.55)		—	—	—

Redemption Fees	0.00	(2)	0.00 (2)	0.00 (2)	—

Net Asset Value, End of Year	$18.90		$19.86	$15.08	$9.60

Total Return†	(1.59)%		31.70%	57.08%	0.00%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$250,209		$147,410	$8,388	$656
Ratio of Expenses to Average Net Assets	1.05%		1.05%	1.05%	1.05	%**(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.17%		1.23%	1.42%	1.66	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.35)%		(0.38)%	(0.49)%	0.12	%**
Portfolio Turnover Rate	70%		85%	99%	103	%***

*	Commencement of Operations.
**	Annualized.
***	Portfolio turnover is for the Fund for the fiscal year ended April 30, 2009 and has not been annualized.
‡	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Advisor not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	The expense ratio includes fees paid indirectly. Had these been excluded the ratio would have been 1.10%.
(4)	The amount shown for the year ended April 30, 2012, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout Each Year

	Year Ended April 30,				August 31, 2007* to April 30, 2008
	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$16.25	$10.93	$6.24	$10.77	$10.00
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	(0.03)	(0.12)	(0.01)	0.02	(0.03)
Net Realized and Unrealized Gain (Loss)	(4.73)	5.89	4.70	(4.42)	0.81

Total from Operations	(4.76)	5.77	4.69	(4.40)	0.78

Dividends and Distributions:
Net Investment Income	—	(0.03)	—	—	(0.01)
Net Realized Gain	(0.55)	(0.46)	—	(0.14)	—
Return of Capital	0.00 (2)	—	—	0.00 (2)	—

Total Dividends and Distributions	(0.55)	(0.49)	—	(0.14)	(0.01)

Redemption Fees	—	0.04	0.00 (2)	0.01	0.00	(2)

Net Asset Value, End of Year	$10.94	$16.25	$10.93	$6.24	$10.77

Total Return†	(29.09)%	54.32%	75.16%	(40.52)%	7.83%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$227,573	$390,335	$29,716	$16,620	$21,921
Ratio of Expenses to Average Net Assets	1.35%	1.36%	1.50%	1.50%	1.50	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	1.40%	1.45%	1.71%	1.70%	2.23	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.27)%	(0.89)%	(0.14)%	0.25%	(0.46	)%**
Portfolio Turnover Rate	196%	128%	205%	296%	184	%***

*	Commencement of Operations.
**	Annualized.
***	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMID FUND‡

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

	May 31, 2011* to April 30, 2012
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Operations:
Net Investment Loss(1)	(0.04)
Net Realized and Unrealized Loss	(0.40)

Total from Operations	(0.44)

Net Asset Value, End of Period	$9.56

Total Return†	(4.40)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,603
Ratio of Expenses to Average Net Assets	1.35	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	8.56	%**
Ratio of Net Investment Loss to Average Net Assets	(0.44	)%**
Portfolio Turnover Rate	96	%***

‡	See Note 1 in Notes to Financial Statements.
*	Commencement of Operations.
**	Annualized.
***	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee and reimbursed other operating expenses. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
GLOBAL SELECT FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

	November 30, 2011* to April 30, 2012
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Operations:
Net Investment Income(1)	0.03
Net Realized and Unrealized Gain	1.04

Total from Operations	1.07

Net Asset Value, End of Period	$11.07

Total Return†	10.70%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,210
Ratio of Expenses to Average Net Assets	1.30	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	15.05	%**
Ratio of Net Investment Income to Average Net Assets	0.70	%**
Portfolio Turnover Rate	22	%***

*	Commencement of Operations.
**	Annualized.
***	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee and reimbursed other operating expenses. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS

NOTES TO FINANCIAL STATEMENTS
1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) was organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 41 portfolios. The financial statements herein are those of the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund, Cambiar Aggressive Value Fund, Cambiar SMID Fund and Cambiar Global Select Fund (collectively the “Funds,” individually a “Fund”), each of which are diversified Funds, except for the Cambiar Aggressive Value Fund which is considered to be non-diversified. Each of the Funds seeks total return and capital preservation, except for the Small Cap Fund, SMID Fund, Aggressive Value Fund and Global Select Fund, which seek long-term capital appreciation. The goal of each of the Funds is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

The Cambiar Smid Fund commenced operations on May 31, 2011 and the Cambiar Global Select Fund commenced operations on November 30, 2011.

Effective May 22, 2012, the Cambiar Smid 30 Fund changed its name to the Cambiar SMID Fund.

2.	Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a security price cannot be obtained from an independent, third party pricing agent,

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS

the Funds seek to obtain a bid price from at least one independent broker. Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds’ Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding the relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

As of April 30, 2012, the total market value of securities held in the Cambiar International Equity Fund, valued in accordance with fair value procedures was, $4,415,828 or 12.5% of net assets.

The Cambiar International Equity Fund uses Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS

Interactive Data in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Cambiar International Equity Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Fund’s Administrator and requests that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Cambiar International Equity Fund shall value all securities held in the corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options, and the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended April 30, 2012, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Cambiar International Equity Fund and Cambiar Global Select Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. These Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the year ended April 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification.

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Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Options — The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

As of April 30, 2012, the Cambiar Aggressive Value Fund had open purchased option positions.

Swap Contracts — The Funds are authorized to enter into various contracts, including total return swaps and equity swap contracts, for the purposes of capitalizing on valuation anomalies that exist in the market. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

In a long position, the Funds will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have increased or decreased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks, less a floating rate of interest on the notional amount of the swap. In a short position, the Fund will

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receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the swap. All of these components are reflected in the market value of the swaps.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have entered into.

Entering into swap contracts involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. Swaps outstanding at year end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. As of April 30, 2012, the Opportunity Fund and Aggressive Value Funds have entered into swap contracts as shown on the Schedules of Investments.

By using swap agreements, the Funds are exposed to additional risks concerning the counterparty. For example, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy. As of April 30, 2012 the Funds’ swap agreements were with two counterparties.

Expenses — Expenses of the Trust can be directly attributed to a particular fund are borne by that fund. Expenses which cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

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Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Offering Costs — The Cambiar SMID and Cambiar Global Select Fund’s offering costs, which include registration fees, typesetting and prospectus printing, and preparation of the initial registration statement, are being amortized over a twelve-month period from inception. As of April 30, 2012, the Cambiar SMID Fund fully amortized the offering costs and the Cambiar Global Select Fund has $11,782 remaining to be amortized.

Redemption Fees — The Cambiar International Equity Fund, Cambiar Small Cap Fund, Cambiar Aggressive Value Fund, Cambiar SMID Fund and Cambiar Global Select Fund retain a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. For the year ended April 30, 2012, the Funds retained fees of $1,257, $222,044, $575,340, $0 and $0, respectively. Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Funds and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.06% of the first $1 billion, 0.045% of the next $2 billion, 0.03% of the next $3 billion, 0.025% of the next $4 billion and 0.02% of any amount above $10 billion of the Funds’ average daily net assets, subject to a minimum fee of $50,000 per Fund plus $10,000 for each class of shares, not including the first class, of any Fund.

The Trust and SEI Investments Distribution Co. (the “Distributor”) are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Funds have adopted a shareholder servicing fee plan under which a shareholder servicing fee up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Funds will be paid to the Distributor. The Distributor may perform, or may compensate other service providers for providing, certain shareholder and administrative services. Shareholder servicing fees in excess of 0.25% of average daily net assets of the Investor Class are paid by Cambiar Investors, LLC (the “Adviser”).

Certain officers of the Trust are also officers of the Administrator, which is a wholly-owned subsidiary of SEI Investments Company and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and

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service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

The Funds earn cash management credits which are used to offset transfer agent expenses. During the year ended April 30, 2012, the Cambiar Opportunity, Cambiar International Equity, Cambiar Small Cap, Cambiar Aggressive Value and Cambiar SMID Funds earned credits of $1,041, $18, $469, $271 and $1, respectively, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

Union Bank, N.A. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

4.	Investment Advisory Agreements:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Cambiar Opportunity Fund at a fee calculated at an annual rate of 1.00% of the first $500 million, 0.90% of assets between $500 million and $2.5 billion and 0.75% of amounts above $2.5 billion of the Fund’s average daily net assets. Under the terms of the investment advisory agreement, the Adviser provides investment advisory services to the Cambiar International Equity, the Cambiar Small Cap, Cambiar Aggressive Value, Cambiar SMID and the Cambiar Global Select Funds at an annual rate of 1.05%, 1.05% , 1.00%, 1.05% and 1.00% respectively, of each Fund’s average daily net assets.

Prior to September 1, 2010, the Adviser had voluntarily agreed to waive a portion of its advisory fees and to assume expenses, which were calculated based on each Funds average daily net assets, in order to keep the total operating expenses of each Fund from exceeding certain voluntary expense limitations. Accordingly, the voluntary expense limitations for each Fund were as follows:

Voluntary Expense Limitations
Cambiar Opportunity Fund, Investor Class	1.20%
Cambiar Opportunity Fund, Institutional Class	0.95%
Cambiar International Equity Fund, Investor Class	1.30%
Cambiar Small Cap Fund, Investor Class	1.30%
Cambiar Small Cap Fund, Institutional Class	1.05%
Cambiar Aggressive Value Fund, Investor Class	1.50%

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Effective September 1, 2010 the Adviser has contractually agreed, through September 1, 2012, to waive a portion of its advisory fees and to assume expenses, which are calculated based on each Funds average daily net assets, in order to keep the total operating expenses of each Fund from exceeding certain contractual expense limitations. Accordingly, the contractual expense limitations for each Fund are as follows:

Contractual Expense Limitations
Cambiar Opportunity Fund, Investor Class	1.20%
Cambiar Opportunity Fund, Institutional Class	0.95%
Cambiar International Equity Fund, Investor Class	1.30%
Cambiar Small Cap Fund, Investor Class	1.30%
Cambiar Small Cap Fund, Institutional Class	1.05%
Cambiar Aggressive Value Fund, Investor Class	1.35%
Cambiar SMID Fund Investor Class	1.35%
Cambiar Global Select Fund, Investor Class	1.30%

In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period.

At April 30, 2012 the amount the Adviser may seek as reimbursement of previously waived and reimbursed fees for the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund, Cambiar Aggressive Value Fund, Cambiar SMID Fund and Cambiar Global Select Fund was $4,435,417, $315,741, $1,720,074, $233,000, $92,573 and $63,287, respectively.

5.	Investment Transactions:

For the year or period ended April 30, 2012, the Funds made purchases and sales of investment securities other than long-term U.S. Government and short-term securities as follows:

	Purchases	Sales
Cambiar Opportunity Fund	$839,913,564	$1,023,634,921
Cambiar International Equity Fund	20,197,813	19,384,496
Cambiar Small Cap Fund	915,149,269	550,752,984
Cambiar Aggressive Value Fund	397,446,806	446,107,519
Cambiar SMID Fund*	2,963,370	1,316,023
Cambiar Global Select Fund**	1,329,078	251,251

*	From May 31, 2011 to April 30, 2012
**	From November 30, 2011 to April 30, 2012

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There were no purchases or sales of long-term U.S. Government Securities for any of the Funds.

6.	Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. These differences are primarily due to wash sales and differing book and tax treatments for foreign currency transactions, investments in swaps, reclassification of distributions and certain net operating losses which, for tax purposes, are not available to offset future income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized loss, as appropriate, in the period that the differences arise.

Accordingly, the following reclassifications have been made to/from the following accounts:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Cambiar Opportunity Fund	$(576,486)	$576,486	$—
Cambiar International Equity Fund	(29,706)	29,706	—
Cambiar Small Cap Fund	2,048,674	194,260	(2,242,934)
Cambiar Aggressive Value Fund	(516,000)	11,080,670	(10,564,670)
Cambiar SMID Fund	3,006	—	(3,006)
Cambiar Global Select Fund	(169)	169	—

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Cambiar Opportunity Fund
2012	$7,550,261	$—	$—	$7,550,261
2011	11,349,315	—	—	11,349,315
Cambiar International Equity Fund
2012	290,213	—	—	290,213
2011	327,643	—	—	327,643
Cambiar Small Cap Fund
2012	17,435,300	8,141,284	—	25,576,584
2011	—	—	—	—
Cambiar Aggressive Value Fund
2012	8,959,008	565,976	2,149	9,527,133
2011	1,402,723	311,560	—	1,714,283

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As of April 30, 2012, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Cambiar Opportunity Fund	Cambiar International Equity Fund	Cambiar Small Cap Fund
Undistributed Ordinary Income	$9,864,637	$512,616	$—
Undistributed Long-Term Capital Gain	—	—	8,205,980
Capital Loss Carryforwards	(341,424,704)	(5,777,941)	—
Post October Losses	(9,631,017)	(114,797)	—
Late-Year Loss Deferral	—	—	(2,155,122)
Net Unrealized Appreciation	188,483,874	3,768,907	82,274,988
Other Temporary Differences	(4)	(3,070)	—

Total Distributable Earnings /(Accumulated Losses)	$(152,707,214)	$(1,614,285)	$88,325,846

	Cambiar Aggressive Value Fund	Cambiar SMID Fund	Cambiar Global Select Fund
Undistributed Ordinary Income	$—	$—	$10,344
Undistributed Long-Term Capital Gain	—	—	—
Capital Loss Carryforwards	(41,407,473)	(103,786)	—
Post October Losses	(26,481,428)	—	—
Late-Year Loss Deferral	(1,826,332)	(2,668)	—
Net Unrealized Appreciation (Depreciation)	(10,249,855)	48,188	98,910
Other Temporary Differences	9,694	—	—

Total Distributable Earnings /(Accumulated Losses)	$(79,955,394)	$(58,266)	$109,254

Post-October losses represent losses realized on investment transactions from November 1, 2011 through April 30, 2012 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future net realized gains. As of April 30, 2012, the following Funds had capital loss carryforwards:

	Expires 2017	Expires 2018	Total Capital Loss Carryforwards
Cambiar Opportunity Fund	$54,748,449	$242,010,249	$296,758,698
Cambiar International Equity Fund	5,777,941	—	5,777,941

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During the year ended April 30, 2012, the Cambiar International Equity Fund utilized $17,577 of capital loss carryforwards to offset capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of April 30, 2012, the following Funds have capital loss carryforwards to offset capital gains for an unlimited period:

	Short-Term	Long-Term	Total Capital Loss Carryforwards
Cambiar Opportunity Fund	$44,666,006	$—	$44,666,006
Cambiar Aggressive Value Fund	41,391,977	15,496	41,407,473
Cambiar SMID Fund	103,786	—	103,786

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments for Federal income tax purposes at April 30, 2012, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Cambiar Opportunity Fund	$1,076,337,355	$243,026,522	$(54,548,232)	$188,478,290
Cambiar International Equity Fund	30,906,602	4,626,962	(860,502)	3,766,460
Cambiar Small Cap Fund	981,695,199	109,429,496	(27,154,507)	82,274,989
Cambiar Aggressive Value Fund	242,453,385	9,382,529	(17,215,444)	(7,832,915)
Cambiar SMID Fund	1,568,387	131,333	(83,145)	48,188
Cambiar Global Select Fund	1,146,142	105,180	(6,270)	98,910

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7.	Risks:

At April 30, 2012, the net assets of the Cambiar International Equity Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental super-vision and regulation of foreign securities markets and the possibility of political or economic instability.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, can-not be established; however, based on experience, the risk of loss from such claims is considered remote.

8.	Other:

At April 30, 2012, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of an omnibus account that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders	% Ownership
Cambiar Opportunity Fund, Investor Class	3	77%
Cambiar Opportunity Fund, Institutional Class	1	56%
Cambiar International Equity Fund	2	37%
Cambiar Small Cap Fund, Investor Class	5	78%
Cambiar Small Cap Fund, Institutional Class	2	68%
Cambiar Aggressive Value Fund	2	69%
Cambiar SMID Fund	2	91%
Cambiar Global Select Fund	1	92%

9.	Recent Accounting Pronouncement:

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons

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for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

In December 2011, the FASB issued a further update to the guidance “Balance Sheet –Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10.	Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of April 30, 2012.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund and Shareholders of

the Cambiar Funds

We have audited the accompanying statements of assets and liabilities of the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund, Cambiar Aggressive Value Fund, Cambiar SMID Fund, and Cambiar Global Select Fund (six of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedules of investments, as of April 30, 2012, and the related statements of operations for the year then ended for the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund and Cambiar Aggressive Value Fund, related statement of operations for the period May 31, 2011 (commencement of operations) to April 30, 2012 for the Cambiar SMID (formerly the SMID 30 Fund) Fund, related statement of operations for the period November 30, 2011 (commencement of operations) to April 30, 2012 for the Cambiar Global Select Fund, the statements of changes in net assets for each of the two years in the period then ended for the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund and Cambiar Aggressive Value Fund, the statement of changes in net assets for the period May 31, 2011 (commencement of operations) to April 30, 2012 for the Cambiar SMID Fund, the statement of changes in net assets for the period November 30, 2011 (commencement of operations) to April 30, 2012 for the Cambiar Global Select Fund and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the

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overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund, Cambiar Aggressive Value Fund, Cambiar SMID Fund, and Cambiar Global Select Fund of The Advisors’ Inner Circle Fund at April 30, 2012, the results of their operations for the year then ended for the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund and Cambiar Aggressive Value Fund, the results of its operations for the period May 31, 2011 (commencement of operations) to April 30, 2012 for the Cambiar SMID (formerly the SMID 30 Fund) Fund, the results of its operations for the period November 30, 2011 (commencement of operations) to April 30, 2012 for the Cambiar Global Select Fund, the changes in their net assets for each of the two years in the period then ended for the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund and Cambiar Aggressive Value Fund, the changes in its net assets for the period May 31, 2011 (commencement of operations) to April 30, 2012 for the Cambiar SMID Fund, the changes in its net assets for the period November 30, 2011 (commencement of operations) to April 30, 2012 for the Cambiar Global Select Fund, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 29, 2012

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED
BOARD MEMBERS[3,4]

ROBERT NESHER 65 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Opportunity Fund, L.P. and SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 71 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT
BOARD MEMBERS[4]

CHARLES E. CARLBOM 77 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.
JOHN K. DARR 67 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 59 yrs. old	Trustee (Since 2011)	Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

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“interested” persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-777-8227. The following chart lists Trustees and Officers as of April 30, 2012.

Other Directorships Held by Board Member[5]

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd. Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds; Director of Oregon Transfer Co.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, MortgageIT Holdings, Inc. (December 2005 — January 2007).

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
3	Denotes Trustee who may be deemed to be “interest: persons of the Fund as that term is defined in the 1940 Act by viture of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 41 funds in The Advisors’ Inner Circle Fund.
5	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)

MITCHELL A. JOHNSON 70 yrs. old	Trustee (Since 2005)	Private investor and self-employed consultant (strategic investments).
BETTY L. KRIKORIAN 69 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
BRUCE R. SPECA 55 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
JAMES M. STOREY 81 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.
GEORGE J. SULLIVAN, JR. 69 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Self-employed Consultant, Newfound Consultants Inc. since April 1997.
OFFICERS

MICHAEL BEATTIE 47 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 2009 to November 2011.
MICHAEL LAWSON 51 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

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Other Directorships Held by Board Member/Trustee[4]

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Trustee, Citizens Funds (1998 – 2006). Director, The FBR Rushmore Funds (2002 – 2005). Trustee, Diversified Investors Portfolios (2006 – 2008).
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.
Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Opportunity Fund, L.P., SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP; member of the independent review committee for SEI’s Canadian-registered mutual funds.

None.
None.
3	Denotes Trustee who may be deemed to be “interest: persons of the Fund as that term is defined in the 1940 Act by viture of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 41 funds in The Advisors’ Inner Circle Fund.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS(continued)

RUSSELL EMERY 49 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006. Director of Investment Product Management and Development, SEI Investments, since February 2003; Senior Investment Analyst — Equity Team, SEI Investments, from March 2000 to February 2003.
DIANNE M. SULZBACH 35 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morrison & Foerster LLP from 2003 to 2006. Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.
TIMOTHY D. BARTO 44 yrs. old	Vice President and Assistant Secretary (Since 1999)	General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.
KERI ROHN 32 yrs. old	Privacy Officer (Since 2009) AML Officer (Since 2011)	Compliance Officer at SEI Investments since 2003.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

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Other Directorships Held by Trustee

None.
None.
None.
None.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you under-stand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes —NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 11/01/11	Ending Account Value 4/30/12	Annualized Expense Ratios	Expenses Paid During Period*
Cambiar Opportunity Fund — Investor Class
Actual Fund Return	$1,000.00	$1,047.30	1.20%	$6.11
Hypothetical 5% Return	$1,000.00	$1,018.90	1.20%	$6.02
Cambiar Opportunity Fund — Institutional Class
Actual Fund Return	$1,000.00	$1,048.40	0.95%	$4.84
Hypothetical 5% Return	$1,000.00	$1,020.14	0.95%	$4.77
Cambiar International Equity Fund
Actual Fund Return	$1,000.00	$1,080.10	1.30%	$6.72
Hypothetical 5% Return	$1,000.00	$1,018.40	1.30%	$6.52
Cambiar Small Cap Fund — Investor Class
Actual Fund Return	$1,000.00	$1,128.80	1.27%	$6.72
Hypothetical 5% Return	$1,000.00	$1,018.55	1.27%	$6.37
Cambiar Small Cap Fund — Institutional Class
Actual Fund Return	$1,000.00	$1,129.70	1.05%	$5.56
Hypothetical 5% Return	$1,000.00	$1,019.64	1.05%	$5.27
Cambiar Aggressive Value Fund
Actual Fund Return	$1,000.00	$987.40	1.35%	$6.67
Hypothetical 5% Return	$1,000.00	$1,018.15	1.35%	$6.77
Cambiar SMID Fund
Actual Fund Return	$1,000.00	$1,136.70	1.35%	$7.17
Hypothetical 5% Return	$1,000.00	$1,018.15	1.35%	$6.77

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366.

	Beginning Account Value 11/30/11	Ending Account Value 4/30/12	Annualized Expense Ratios	Expenses Paid During Period*
Cambiar Global Select
Actual Fund Return	$1,000.00	$1,107.00	1.30%	$5.69
Hypothetical 5% Return	$1,000.00	$1,015.37	1.30%	$5.44

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 152/366.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Board Considerations Approving the Advisory Agreement for the Cambiar Global Select Fund.-During the reporting period, pursuant to Section 15(c) of the 1940 Act, at its August 9-10, 2011 meeting, the Board of The Advisors’ Inner Circle Fund (the “Trust”) considered the approval of a new advisory agreement (the “Advisory Agreement”) between the Adviser and the Trust, on behalf of the Cambiar Global Select Fund (the “Fund”) for an initial two-year term. The Advisory Agreement, after the initial two-year term, must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year after the initial two-year term, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser.

Prior to the meeting, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the costs of the services to be provided, as discussed in further detail below.

At the meeting, representatives from the Adviser, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate the Adviser’s fee and other aspects of the Advisory Agreement. Among other things, the Adviser’s representatives provided an overview of the Adviser, including its history, ownership structure, assets under management, investment management team and experience, and risk controls. The Adviser’s representatives then provided an overview of the new Fund, discussing the Fund’s proposed objective and strategy and the Adviser’s rationale for introducing the new Fund. The Trustees then discussed the written materials that the Board received before the meeting, the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the approval of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent, and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Fund. Among other things, the Board considered the quality of the Adviser’s portfolio management personnel. The Adviser’s registration form (“Form ADV”) was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

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The Trustees also considered other services to be provided to the Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by the Adviser.

Investment Performance of the Existing Funds and the Adviser

Because the Fund is new, no performance information relating to the Fund was available for consideration.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fee payable by the Fund to the Adviser was reasonable, the Trustees reviewed a report of the proposed fee to be paid by the Fund to the Adviser as well as the expected costs of services to be provided by and the expected profits to be realized by the Adviser from its relationship with the Fund, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fee to be paid by the Fund to those paid by other comparable mutual funds and noted that the Fund’s expected total fees and expenses, after waivers, were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fee was the result of arm’s length negotiations and appeared reasonable in light of the services to be rendered. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement. The Board noted that although the investment advisory agreement does not currently provide for breakpoints, the Board could re-assess the need for breakpoints in the future as the Fund grows. Because it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund, the Trustees did not make any conclusions regarding the Adviser’s profitability. For the same reason, the Board did not make any conclusions regarding the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow. In this regard, during future considerations of the Advisory Agreement, the Board will consider whether any economies of scale are being realized by the Adviser and, if so, an appropriate mechanism for sharing the benefits of such economies of scale.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fee is reasonable in light of the services that the Adviser will provide to the Fund; and (c) agreed to approve the Advisory Agreement for an initial term of two years.

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NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an April 30, 2012 tax year end, this notice is for informational purposes only. For shareholders with an April 30, 2012 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended April 30, 2012, each portfolio is designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Return of Capital	Total Distributions	Qualifying For Corporate Dividends Rec. Deduction (1)
Cambiar Opportunity Fund	0.00%	100.00%	0.00%	100.00%	100.00%
Cambiar International Equity Fund	0.00%	100.00%	0.00%	100.00%	0.67%
Cambiar Small Cap Fund	31.83%	68.17%	0.00%	100.00%	0.00%
Cambiar Aggressive Value Fund	5.94%	94.04%	0.02%	100.00%	1.33%
Cambiar SMID Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Cambiar Global Select Fund	0.00%	0.00%	0.00%	0.00%	0.00%

	Qualifying Dividend Income (2)	U.S. Government Interest(3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Foreign Tax Credit Pass Through(6)
Cambiar Opportunity Fund	100.00%	0.00%	0.05%	0.00%	0.00%
Cambiar International Equity Fund	100.00%	0.00%	0.00%	0.00%	19.94%
Cambiar Small Cap Fund	0.00%	0.00%	0.00%	100.00%	0.00%
Cambiar Aggressive Value Fund	6.17%	0.00%	0.00%	100.00%	0.00%
Cambiar SMID Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Cambiar Global Select Fund	0.00%	0.00%	0.00%	0.00%	0.00%

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(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of “Ordinary Income Distributions.”
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.
(4)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.
(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.
(6)	Foreign Tax Credit Pass Through represents amounts eligible for the foreign tax credit and is reflected as a percentage of “Ordinary Income Distributions.” The Cambiar International Equity Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended April 30, 2012, the total amount of foreign source income was $1,019,227. The total amount of foreign taxes paid was $72,285. Your allocable shares of foreign tax credit will be reported on Form 1099 DIV.

The Cambiar Funds

P.O. Box 219009

Kansas City, MO 64121

1-866-777-8227

Investment Adviser

Cambiar Investors, LLC

2401 E. Second Avenue

Suite 400

Denver, CO 80206

Distributor

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Funds described.

CMB-AR-001-1000

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) to the Trust.

E&Y billed the Funds aggregate fees for services rendered to the Funds for the fiscal year 2012 and for the fiscal year 2011 as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$122,100	N/A	N/A	$78,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$1,088	N/A	N/A	$1,096	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by E&Y applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2012	2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for fiscal year 2012 and fiscal year 2011 were $1,088 and $1,096, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: July 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: July 6, 2012

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer, Controller & CFO
Date: July 6, 2012

*	Print the name and title of each signing officer under his or her signature.